UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2021

PREMIER PRODUCTS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51232	85-3285491
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6303 Owensmouth, #1058

Woodland Hills, CA 91367

(Address of principal executive offices) (Zip Code)

818-798-1878

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2459.244a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2459.244d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2459.243e-4c))

This Report addresses the entry by Premier Products Group, Inc. (“Registrant”) the improper issuance by Registrant’s transfer agent of shares to certain of Registrant’s Noteholders in the circumstances outlined below.

(1) IMPROPER ISSUANCE OF SHARES BY TA OF REGISTRANT’S COMMON

Item 7.01:	Regulation FD (Events Registrant Elects to Disclose)
Item 8.01:	Other Events
Item 2.06:	Material Impairment
Item 3.02:	Unregistered Sales of Equity Securities
Item 9.01:	Financial Statements and Exhibits

On or about November 3rd, 2020, Registrant informed Pacific Stock Transfer Company to not convert a Valley High Mining Company Noteholder’s note to Registrant’s common stock. On November 30th, 2020, it was brought to Registrant’s attention’s that certain Noteholder of its wholly-owned subsidiary (described in the next paragraph) had their Notes in the subsidiary converted into the  common stock of the parent/Registrant.  This occurred, without Registrant’s authorization:  When Registrant’s transfer agent removed the restrictive legend on the Notes, the shares so issued improperly became “free trading.”  Management feels that, given the amount of stock received in Registrant,  such recipients of shares in Registrant (a, “reporting company” under the Securities Exchange Act of 1934 the Noteholder) immediately subjected the recipients to shareholder reports under Section 13(d) (the Scheduled 13-D) and perhaps Section 16 (Forms 3e, 4 and 5).  Indeed, if the shares improperly issued were retained, besides law suits addressing the unlawful issuance in the first place, could ultimately deem such improperly issued shares be deemed an affiliate of Registrant.  Note of the affected Noteholders issued Registrant shares improperly have filed any SEC disclosures re same.

In that context, Registrant has engaged counsel to address the improper issuance by Registrant’s transfer agent of shares to certain of Noteholders of a subsidiary in the circumstances here outlined. Specifically, certain Noteholders of PMPG’s subsidiary Valley High Mining Company (hereafter, Noteholders and “VHMC,”) respectively received free trading common shares on note conversions in Registrant’s common.  While the conversions should have been in shares of the VHMC, Registrant’s transfer agent, Pacific Stock Transfer Company (the “TA”), misunderstood the conversion terms and issued shares in the parent company/Registrant, rather than in the subsidiary/VHMC.  The number of Registrant’s shares unlawfully issued by the TA aggregate to date is 60,124,028.

On November 3rd, 2020, Registrant emailed the TA to not convert the notes , due to the notes of VHMC are not the Registrants notes and liability, with a detailed explanation of Holding Company Reorganization Section 251(g) of Delaware General Corporation Law. Since learning of the improper issuance of these Registrant issues on November 30, 2020, management has engaged counsel to address.  In turn, counsel has since written to the TA to stop issuing shares in Registrant and to address the consequences of the improper issuance of Registrant’s common.  In fact, the TA responded in a February 23, 2021 email acknowledging, among other matters, that it (i) will not issue further Registrant shares to VHMC Noteholders and (ii) had issued 60,124,028 of Registrant’s shares to 9 VHMC Noteholders. (A copy of the associated TA correspondence (to and from) is attached as Exhibit 10.1). In addition, management has written a February 24th,  2021 demand letter to the VHMC Noteholders who received the shares in the wrong entity seeking return of Registrant’s common so issued.  A copy of that letter to the individual Noteholders is attached to this Report as Exhibit 10.2.)  Management and/or its counsel is in continuing discussions with the TA and the affected Noteholders.

Registrant with issue a follow-on Form 8-K as the remedial actions underway and contemplated (namely how to cancel the shares to 9 Noteholders not authorized by Registrant or under the terms of the applicable Notes) as information become available, presumably in the next 2 to 4 weeks.

It is Management’s belief the free trading shares affected Registrant’s stock over the last 45 to 60 days.  Registrant has already demanded the return of the shares from these 9 Noteholders. Moreover, management is in the process of contacting the brokers who currently may have remaining improperly issued Registrant common shares to stop selling and contacting the VHMC Noteholders to return such improperly issued stock immediately. Management will also report more details of the Exploratory Counsel’s finding as information become available.

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The shares improperly issued were technically dilutive in character (and therefore potentially dilutive in character, could require particulars as to Item 2.06, “Material Impairment”) and, even though not “sales” as defined, constituted the unregistered issuance of securities (Item 3.02). Registrant seeks to have cancelled those improperly issued shares and are working to so accomplish.   If we are not successful in getting those shares returned by the affected Noteholder and/or successfully cancelling the Registrant shares at issue, we will file a Form 8-K as events may require, presumably in the next 2 to 4 weeks.

By way of background:

•

On February 22, 2018, Premier Products Group, Inc. and Valley High Mining Company completed a corporate reorganization pursuant to which Valley High Mining Company, became a direct, wholly-owned subsidiary of a newly formed Delaware corporation, and Premier Products Group, Inc. (the “Holding Company”), which became the successor issuer. In other words, the Holding Company became the public entity.

•

Under the Holding Company Reorganization Section 251(g) of Delaware General Corporation Law, VHMC is a private company and a wholly-owned subsidiary of Registrant was reorganized as such back in February 2018.

•	This reorganization was the subject of a February Form 8-K filed with the SEC on February 27, 2018, such Report hereby incorporated by reference.
•	This reorganization was complex, involving the creation of two new corporations followed by a merger and a share exchange under applicable Delaware law.
•

The end result is that Registrant (which was previously the public company) becomes a wholly-owned, non-trading subsidiary while one of the newly formed companies, often referred to as the successor issuer, becomes the public entity. As a result, all assets and liabilities of the entity which was previously the public entity (the predecessor issuer) remains the entity with all the assets and all the liabilities. The successor issuer, in this case Registrant had neither assets nor liabilities following the reorganization. Therefore, since the liabilities of the predecessor issuer are now in a non-trading, wholly-owned subsidiary of the successor issuer, its debts should never be satisfied from the share issuances of the successor issuer, Registrant.

•

This is why, despite the VHMC Noteholder’s conversion notice, these improperly issued shares should not have been issued despite the conversion notice. Hence, any Noteholder’s claim for monies (or shares) is owed by Valley High (the predecessor issuer). Registrant does not owe this money.

Accordingly, Registrant’s shares should not be issued in satisfaction of VHMC’s liability.

As things stand today, 60,124,028  common shares of Registrant were issued improperly by the TA to VHMC Shareholders.  We are working to get those improperly issued common shares of Registrant return, cancelled or sales proceeds remitted to Registrant.  If we are successful in this effort, the number of Registrant common will be the same before and after the improper issuance of Registrant’s common.  If we are not successful in the return of shares, their cancellation or the return of any sales proceeds from the improperly issued shares will the subject of a Form 8-K so addressing, presumably occurring over the next 2 to 4weeks.

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 SIGNATURES

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PREMIER PRODUCTS GROUP, INC.

Date: February 25, 2021	By:	/s/ Tony Hicks
Chairman of the Board and CEO

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Exhibit No.	Description

10.1	Exchange of Letters with the Transfer Agent

10.2	PMPG Letter to VHMC Note Holders.

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